As Filed with the Securities and Exchange Commission on July 14, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 14, 2004

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 14, 2004, Bank of America Corporation (the “Registrant”) announced financial results for the second quarter ended June 30, 2004, reporting earnings of $3.85 billion and diluted earnings per common share of $1.86. A copy of the press release announcing the Registrant’s results for the second quarter ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated July 14, 2004 with respect to the Registrant’s financial results for the second quarter ended June 30, 2004.

99.2	Supplemental Information prepared for use on July 14, 2004 in connection with financial results for the second quarter ended June 30, 2004.

Item 9. REGULATION FD DISCLOSURE.

On July 14, 2004, the Registrant held an investor conference and webcast to disclose financial results for the second quarter ended June 30, 2004. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information package is presented as of June 30, 2004, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 14, 2004, the Registrant announced financial results for the second quarter ended June 30, 2004, reporting earnings of $3.85 billion and diluted earnings per common share of $1.86. A copy of the press release announcing the Registrant’s results for the second quarter ended June 30, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: July 14, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated July 14, 2004 with respect to the Registrant’s financial results for the second quarter ended June 30, 2004.

99.2	Supplemental Information prepared for use on July 14, 2004 in connection with financial results for the second quarter ended June 30, 2004.